Exhibit 10.1
AMENDMENT NO. 1
TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT
     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT dated January 1, 2004 is made and entered into on April 11, 2005, by and between DOUGLAS B. OTTO (hereinafter referred to as the “Executive”) and DECKERS OUTDOOR CORPORATION, a Delaware Corporation (hereinafter referred to as the “Company”).
WHEREAS:
     A. The Executive and the Company are parties to that certain Amended and Restated Employment Agreement dated January 1, 2004 (the “Agreement”); and
     B. The parties wish to amend the Agreement in certain respects, which amendment shall be effective as of April 11, 2005.
     NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:
          1. Section 1.2. Section 1.2 of the Agreement is hereby amended to read as follows:
          “The Executive will serve as the Chairman of the Board of Directors and will report to the Company’s Board of Directors.”
          2. Section 2.1. Section 2.1 of the Agreement is amended to provide that, effective as of April 11, 2005, the Executive’s salary is reduced to ONE HUNDRED AND FOUR THOUSAND DOLLARS ($104,000) per annum, and the Executive’s salary for 2006 is FIFTY TWO THOUSAND DOLLARS ($52,000) per annum, with no bonuses or stock-based awards.
          3. Sections 2.2 and 2.3. Sections 2.2, 2.3, 4.1(e), 4.2(e), 4.3(e), 4.4(e), 6.1(c) and 6.1(g) and Exhibit A of the Agreement are hereby deleted in their entirety.
          4. Sections 4.1(f), 4.2(f), 4.3(f) and 4.4(f). Sections 4.1(f), 4.2(f), 4.3(f) and 4.4(f) of the Agreement are hereby amended to read as follows:
          (f) pay the Executive severance of three (3) times the Executive’s annual Base Salary in effect immediately prior to the time such termination occurs, plus the greater of (x) three (3) times the annual targeted incentive bonus established by the Compensation Committee and in effect immediately prior to the time such termination occurs or (y) three (3) times the average actual annual incentive bonus for the previous three (3) years, whichever is greater. The severance payment required under this subsection shall be conditioned upon the Executive confirming the release in Section 5.2 hereof;
     5. RATIFICATION OF AGREEMENT. In all other respects, the Agreement is hereby ratified, confirmed and approved.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date hereinabove set forth.

“Company”

DECKERS OUTDOOR CORPORATION

By:	/s/ Angel Martinez
Name: Angel Martinez
Title: President and CEO.

Address:
495-A South Fairview Avenue
Goleta, CA 93117

“Executive”

/s/ Douglas B. Otto

DOUGLAS B. OTTO

Address:
6746 Breakers Way
Ventura, CA 93001